                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Northfield Laboratories Inc. on Form 10-Q for the period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack J. Kogut, Chief Financial Officer of Northfield Laboratories Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northfield Laboratories Inc.


Date: April 13, 2004


/s/ Jack J. Kogut
-----------------------
Jack J. Kogut
Chief Financial Officer